Annual Stockholders' Meeting

May 27, 2010

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Presentation Overview



- **Introductions and Opening Remarks**
  - Robert Klimasewski, Chairman
- **Proxy Summons**
- **Business Overview**
  - Jeff Markin/Molly Henderson
- **Question and Answer**
- **Proxy Tally and Results**
  - Robert Klimasewski

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2010 Proxy Summons



Election of Board of Directors for 2010/2011

- Mostafa Analoui
- Dan Kerpelman
- Robert Klimasewski
- Sidney Knafel
- Jeffrey Markin
- Norman Mintz
- Charles Phelps
- Terence Walts

Ratify the appointment of Marcum LLP as independent financial statement auditors for the fiscal year ended December 31, 2010

Presentation Overview



Introductions and Opening Remarks
- Robert Klimasewski, Chairman

Proxy Summons

Business Overview
- Jeff Markin/Molly Henderson

Question and Answer

Proxy Tally and Results
- Robert Klimasewski

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This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Business Overview

Jeff Markin

President and CEO

The Many Perspectives of VirtualScopics



Pharmaceutical, Medical Device, and Biotech Industry
Investors
Competitors
VirtualScopics
Rochester Community
Company
Customers

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VirtualScopics



VirtualScopics is a leading provider of quantitative imaging for clinical trials

Key Company Highlights

- Integrated solution delivered as a series of services that manage imaging trials from inception to FDA submission.
- Highly automated quantitative analysis vs. conventional qualitative radiologist driven analysis.
- Very precise measurements that allow for trials to proceed with a reduced number of subjects for shorter periods of time vs. trials run with conventional analysis.
- World class customer base, customers include 12 of the 15 leading pharmaceutical, biotechnology and medical device companies

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Therapeutic Areas







Oncology

- Vascular Perfusion (DCE-MRI, DCE-CT)
- Tumor Volume
- Tumor Metabolism (FDG-PET)
- Cell Proliferation (FLT-PET)
- RECIST/WHO (Solid Tumor)
- Cheson (Lymphoma)
- Macdonald (Glioma)



Osteoarthritis

- Cartilage Morphology
- Bone Morphology
- BME, Fluid
- Tissue Quality (T2, dGEMRIC)



Muscle Wasting

- Muscle Volume for thigh/calf
- Intramuscular fat Volume for thigh/calf
- Subcutaneous fat Volume for thigh/calf



Cardiovascular

- Carotid Plaque Composition (MRI)
- Carotid Plaque Volume (3D US)
- Coronary Artery Plaque Volume (IVUS)
- IMT (2D US)



Central Nervous System

- Brain, WM/GM Volume, brain parenchymal fraction
- MS Lesion Burden
- Hippocampal Volume



Rheumatoid Arthritis

- Total Enhancing Tissue
- Enhancing Synovium
- Erosions
- Bone Marrow Edema (BME)

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Global map





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Pharmaceutical, Medical Device, and Biotech Industry
Investors
Competitors
VirtualScopics
Rochester Community
Company
Customers

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Competitive Landscape



Companies	Founded	Scope	Scale
RadPharm	1998	Oncology	$50M
BioClinica	1987	Late Phase	$60M
Perceptive Informatics	1983	Full	>$50M
Icon(Imaging)	1998	Full	>$35M
Synarc	1986	Muskuloskeletal	$90M

- Very good set of competitors
- Much larger or are part of much larger companies
- In business longer than VirtualScopics

Competitive Landscape


Scientific Capability / Image Analysis
MD ANDERSON CANCER CENTER
Cleveland Clinic
RADPHARM
SYNARC
perceptive
ICON
BIOCLINICA
Organizational Capability

Position of strength in Science AND Organizational capability!
Differentiated high value position for VirtualScopics

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Competitor Comment



The CEO of one of our larger Competitors told me

- "You must be very proud of your team and the financial performance you have delivered in 2009. While our business and others like us have been flat to declining due to the global business slowdown you (VirtualScopics) have seen significant growth!"

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Pharmaceutical, Medical Device, and Biotech Industry
Investors
Competitors
VirtualScopics
Rochester Community
Company
Customers

Core Competencies





Our ability to very accurately and precisely quantify change in biological structures and processes through the use of medical imaging and imaging science



To manage and process very large quantities of information quickly and efficiently in a flexible and transparent manner

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Multi-Disciplinary Expertise



- Expertise in imaging systems and imaging protocol design
- Expertise in image acquisition quality control

- Proprietary automated image quantification software
- Development and validation


Imaging Science
VirtualScopics Imaged-Based Bio Markers
Software
Medicine
Image Analysis Service

- Expertise in image-based biomarkers in OA, RA, oncology etc
- Biomarker relevance to disease progression

- 21 CFR Part 11, GCP compliance
- Database driven image data management, data QA/QC, image data analysis

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Operational Strategy



Align operations to achieve both company and customer requirements

Invest in the capabilities of our employees as the foundation for success



Deploy Lean principles and Six Sigma tools as corporate methodology to:

- Scale operations efficiently
- Enable flexibility and rapid response to changing customer priorities

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Lean & Six Sigma Tactics



Commit to a monthly schedule while managing to daily schedules through morning market process

- Enables rapid response to changing customer requirements
- *Real-time organizational* visibility and focus to actions and follow-up

Track and monitor *performance metrics* as confirmation of progress



Proactively scale operations to *efficiently add* capacity when required

- Enable surge capacity when needed for changing client needs
- *Utilize* value stream mapping approach *as* it is systematic and repeatable
- Kaizen philosophy for rapid *implementation*

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The VirtualScopics Oncology Promise





"VirtualScopics pledges to provide quality image-based biomarker deliveries according to approved specifications while adhering to our customers' contractual timelines. If this promise is not met, the applicable analysis and/or delivery fee will be credited."

In other words - Quality on-time data, or it's on us.

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Pharmaceutical, Medical Device, and Biotech Industry
Investors
Competitors
VirtualScopics
Rochester Community
Company
Customers

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Project Backlog



$41,000,000 Current Backlog

- 29 Customers
- Approximately 135 individual projects
- Representing 7 disease areas
- Both Animal and human studies

Broad based and built upon strong foundation!

Studies Since Inception



Phase 1	Phase 2	Phase 3	Phase 4
116	101	24	2

Greater than half the studies we have conducted are Phase 2/3

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Customer Experiences



Customer 1

Customer 2



Customer 3

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Customer 1



Seeing potentially interesting findings in Phase I study I asked VS to quickly analyze certain subjects to see if imaging was showing favorable results. VS quickly turned around analysis and as a result drug was expedited into Phase II and showing strong response.

Customer Comment: *"Only VS could have provided us this information as quickly and as reliably as they did. "*

Customer 2



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Company wanted to determine efficacy before moving two drugs into Phase II. Asked VS to perform analysis on 12 of the 200 subjects. Our analysis with only 6 subjects showed strong response with 1 drug and no response with another.

Customer Comment: *"We spent a significant amount of money and time determining in 200 patients what VS determined in 12."*

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Customer 3



European company has exciting compound they believe will be impactful in Osteoarthritis. An early phase study run as a precursor to a much larger late phase study included multiple organizations that were managed by VS to successfully complete the study.

Customer comment: *"Your flexibility is one of the great strengths of the company. You always end up with many different parties and you manage them very well."*

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Value Proposition to Drug Development Industry





Reduced number of subjects

- Higher precision = fewer patients
- Fewer patients = lower trial costs



Accelerated time to market

- Smaller trial sizes = quicker enrollment and faster results
- Algorithm driven analysis yields results faster than radiologists driven analysis



Better information for Go-No Go decisions

- Enhanced characterization of disease progression coupled with drug mechanism of action provides confidence in early decision making
- Increased transaction speed allows for faster go and no go decisions saving money and driving increased revenue

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Pharmaceutical, Medical Device, and Biotech Industry
Investors
Competitors
VirtualScopics
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Company
Customers

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Proof Point For Rochester



- University Technology Spin Off
- High Growth
- International Clients and Reputation
- Crossed chasm to profitability
- Liquidity for investors

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Employment




Age of Employees
35
30
25
20
15
10
5
0
Number
20-29
30-39
40-49
50-60
60+
Age


Years of Service
30
25
20
15
10
5
0
Number
Less than 1 year
1-2 years
3-4 years
5-6 years
7-9 years

- 76 Employees, 50% increase over 2009
- Very diverse from an age perspective
- Good mix of long term and new employees

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Comments by local 2 Local Business Leaders

A prominent local investment company leader and senior manager at the University said the following:


FLOUR CITY-FLOWER CITY-
CITY OF ROCHESTER, N.Y.

While it is important for VirtualScopics to be successful for investors it is more important for VirtualScopics to be successful for Rochester!


Pharmaceutical, Medical Device, and Biotech Industry
Investors
Competitors
VirtualScopics
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Company
Customers

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Financial & Strategic Overview

Molly Henderson
Chief Business & Financial Officer
Sr. Vice President

2009 Financial Guidance



	Beginning of Year Guidance	Actual
Revenues	$9-10 million	$10.4 million
Full year gross margin	50%	54%
Full year Adjusted EBITDA (cash)	Breakeven	$1.2 million

Full Year 2009 Results:

- 45% increase in full-year revenues
- 81% increase in full-year gross profit
- Adjusted EBITDA of $1.3MM compared to ($1.1MM) in 2008
- $1.2 million in cash generated from operations during 2009 vs. ($800,000) used in 2008

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Revenues & Gross Profit – Quarterly Trends




Annual Revenues
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
2005
2006
2007
2008
2009


Annual Gross Profit
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
2005
2006
2007
2008
2009

- Steady growth in revenues and gross profit
- 4x increase in revenues in 4 years, > 100% increase in 2 years
- 4x increase in gross profit in 4 years, > 130% increase in 2 years
- Since inception in 2001, over $80MM and 270 projects

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Adjusted EBITDA* – Quarterly Trend




Annual Adjusted EBITDA
$1,500,000
$1,000,000
$500,000
$-
$(500,000)
$(1,000,000)
$(1,500,000)
$(2,000,000)
$(2,500,000)
$(3,000,000)
2005
2006
2007
2008
2009

Adjusted EBITDA improved over $2.5MM, >200%, from 2008 - 2009

- Revenues increased $3MM over the same period
- Strong cost controls and solid economies of scale

*Adjusted EBITDA = Earnings/Loss less Depreciation, Amortization, Interest, Stock Compensation Expense and Loss on Derivative

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Project Balance (Backlog)



$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2005
2006
2007
2008
2/4/2010
Contracted
Awarded

- February 2010 – Backlog of $41,000,000, ~70% increase over prior year
- Total backlog increased 70% in 14 mos., 17x increase in 4 years

2010 Financial Guidance



Financial Area	2010 Guidance
Revenues	$13 million
Full year gross margin	50%
Full year Adjusted EBITDA (cash)	$1.5 million

First quarter 2010 results:

- Revenue increased 44% (60% on recurring revenues)
- Gross profit increased 43%
- Operating income improved $500,000
- Adjusted EBITDA of $436,000 (compared to $42,000 in Q1 2009)

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Blood perfusion and vascularity using DCE-MRI (dynamic contrast enhanced MRI)




0.31
Baseline
Day 2
Week 4
Week 8

- Typical response rate of anti-angiogenic cancer therapies is 30%
- VS DCE-MRI analysis provides early determination of response to therapy
  - VS analysis show response in 48 hours
  - Conventional analysis requires 2 months
- Provides time for Oncologist/Patient to alter treatment plans if no response is seen
- VS software tools used on over 30 clinical trials of anti-angiogenic drugs
- Broader applicability within Personalized Medicine Market

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Value Proposition



Oncologists/Patients:

- Early response determination to therapy
- Allows time to alter treatments

Payers:

- Assurance that expensive therapy is working
- Avoidance of paying for pricey ineffective compounds

Pharmaceutical companies:

- Companion diagnostic/drive market share

41
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Personalized Medicine Application



Product concept

Market/Application strategy

- Phase I
- Phase II
- Phase III
- Launch

Personalized Medicine – Phase I



Phase I: Market Assessment

- Product concept/technology/summarized data
- Anti-angiogenic market landscape (approved and in development)
- Impacted groups and related value proposition
- Local focus group sessions (Oncologists and Payers)
- Opposing forces and threats
- Competing technologies
- Market sizing
- Regulatory issues
- Payer/reimbursement landscape
- Operational matters
  - Service model
  - Site capabilities
  - Operational capabilities
  - Compliance
  - Financials
- Early go to market options costs/benefits

43

Personalized Medicine



Phase II

- Begin regulatory process
- Identify/engage commercialization and market experts
- Summarize findings/final assessment
- Capital requirement assessment
- Explore/define/develop go to market strategy

44

Phase II: Commercialization Assessment



Identify/engage commercialization experts

- Deep dive technology assessment
- Quality of results/data
- Positive and negative predictive values
- Adoption requirements

Market research/focus groups with KOLs and decision makers within Payer groups

- Market readiness
- Feasibility
- Market landscape/competing forces

Summarize findings/develop go to market strategy

Personalized Medicine



Phase III

- Obtain regulatory approval
- Reimbursement process
- Operational preparedness
- Obtain capital, if required
- Execute go to market strategy
- Launch

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VirtualScopics Strategic Planning





How best will we capitalize on our assets and how will we define success?

- Strategic planning sessions conducted Q4 of 2009
- Identified strengths, weaknesses, opportunities and threats
- Strong look at value proposition, industry dynamics, competing technologies, regulatory forces, etc.

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VirtualScopics Mission



Our Mission:
To improve the lives of those impacted by disease and disability

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VirtualScopics Vision



Our Vision is to provide our clients:

- World-class medical imaging expertise
- Continuous, reliable, real-time information in support of confident decision making
- Flexible, efficient and quality operating systems
- Scientific and operational excellence focused on collaboration and responsiveness
- Employees that work in an environment that inspires them to be the best

How We Will Succeed



Clinical Trial Market

- Currently only have ~5% of market
- Real-time access to critical information to enable immediate and accurate decisions by our customers
- Broader globalization
- Channeling and partnering opportunities

Personalized Medicine Market

- Decision support software enabling oncologists to make an early decision on effectiveness of anti-angiogenic therapy
- Early response indicators can be seen within 48 hours compared to 8 weeks using conventional imaging
- Develop strategy and response to FDA's comments
- Approach underway relative to commercialization and identifying partners

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VSCP: 1 Year





Jan 6, 2009 : VSCP 0.50
1.80
1.60
1.40
1.20
1
0.80
0.60
0.40
2009 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2010 Feb Mar Apr May
Volume 3,600
0.60M
0.40M
0.20M

2009 stock price increased 100%

Volume increased 400% over 12 month average

550% increase over past 6 months

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Capitalization



Founders/Directors	8.0%
Loeb Investments	15.9%
University of Rochester	10.7%
Pfizer	5.1%
GE Healthcare	4.0%
Series A ($7M)	8.9%
Series B ($4.35M – Sept '07)	6.7%

Common shares outstanding: **25.8MM**
Convertible preferred securities: **4.8MM**
Warrants/Options: **7.6MM**
NASDAQ 52 week range: **$0.36 - $1.95**
Market cap: **$30MM**

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10 years ago an idea. Today a reality…

- Profitable company
- Publicly traded on Nasdaq
- Working with the largest pharmaceutical companies in the world
- Helping get the right drugs to market sooner
- Impacting the lives of those impacted by disease



Thank You

Question and Answer

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